                                                                  Exhibit 10.3.1



                                                                  EXECUTION COPY

                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of June 6, 2002 (this "Amendment"), to the Credit Agreement, dated as of November 8, 2001 (as amended from time to time, the "Credit Agreement"), among Paperweight Development Corp., a Wisconsin corporation ("Holdings"), Appleton Papers Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as syndication agent (in such capacity, the "Syndication Agent"), U.S. Bank, N.A. and LaSalle Bank National Association, each as documentation agent (in such capacity, the "Documentation Agents"), M&I Marshall & Ilsley Bank, as managing agent (in such capacity, the "Managing Agent"), Associated Bank, N.A., as co-agent (in such capacity, the "Co-Agent"), and Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, the "Administrative Agent"; together with the Syndication Agent, the Documentation Agents, the Managing Agent, and the Co-Agent, the "Agents").


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

     WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Amendments to Subsection 1.1. (a) The definitions of "Applicable Margin", "Commitment", "Facility", "Term Lenders" and "Term Loans" contained in
Section 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

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                                                                               2

             "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

                                           Base Rate Loans     Eurodollar Loans
                                           ---------------     ----------------
          Revolving Loans and                   2.50%               3.50%
           Swingline Loans
          Tranche A Term Loans                  2.50%               3.50%
          Tranche C Term Loans                  2.25%               3.25%

          ; provided, that, on and after the first Adjustment Date (as defined in the Pricing Grid) occurring after the date which is six months after the Closing Date, the Applicable Margin with respect to Revolving Loans, Swingline Loans and Tranche A Term Loans will be determined pursuant to the Pricing Grid. Notwithstanding the foregoing or anything set forth in the Pricing Grid, at any time upon the occurrence and during the continuation of an Event of Default, the Applicable Margin for each Type of Loan shall be the highest rate set forth in the Pricing Grid for such Type of Loan.

                "Commitment": as to any Lender, the sum of the Tranche A Term Commitment, the Tranche C Term Commitment and the Revolving Commitment of such Lender.

                "Facility": each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the "Tranche A Term Facility"),
          (b) the Tranche C Term Commitments and the Tranche C Term Loans made thereunder (the "Tranche C Term Facility") and (c) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility").

                "Term Lenders": the collective reference to the Tranche A Term Lenders and the Tranche C Term Lenders.

                "Term Loans": the collective reference to the Tranche A Term Loans and the Tranche C Term Loans.

          (b) The definition of "Eurodollar Base Rate" in Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the proviso at the end thereof.

          (c) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by replacing the words "Tranche B" therein with the words "Tranche C".

          (d) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                "Mandatory Prepayment Date": as defined in Section 4.2(e).

                "Prepayment Option Notice": as defined in Section 4.2(e).

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                                                                               3

          "Second Amendment": the Second Amendment, dated as of June [__], 2002, to this Agreement.

          "Tranche C Closing Date": The Second Amendment Effective Date as defined in Section 14 of the Second Amendment, which date is June 6, 2002.

          "Tranche C Prepayment Amount": as defined in Section 4.2(e).

          "Tranche C Term Commitment": as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder on the Tranche C Closing Date in a principal amount equal to the amount set forth under the heading "Tranche C Term Commitment" opposite such Lender's name on Schedule 1.1A. The original aggregate amount of the Tranche C Term Commitments is $112,374,675.

          "Tranche C Term Lender": each Lender that has a Tranche C Term Commitment or that holds a Tranche C Term Loan.

          "Tranche C Term Loan": as defined in Section 2.1.

          "Tranche C Term Percentage": as to any Tranche C Term Lender at any time, the percentage which such Lender's Tranche C Term Commitment then constitutes of the aggregate Tranche C Term Commitments (or, at any time after the Tranche C Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding).

     SECTION 3. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (a) in the first sentence thereof and substituting "," in lieu thereof and (b) adding the following language immediately after clause (b) thereof:

     and (c) each Tranche C Term Lender severally agrees to make a term loan (a "Tranche C Term Loan") to the Borrower on the Tranche C Closing Date in an amount equal to the Tranche C Term Commitment of such Lender.

     SECTION 4. Amendments to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended by adding a new paragraph (c), as follows:

          (c) The Tranche C Term Loan of each Tranche C Term Lender shall mature in 18 consecutive quarterly installments, commencing on June 30, 2002 each of which shall be in an amount equal to such Lender's Tranche C Term Percentage multiplied by the amount set forth below opposite such installment:

     Installment Date                                  Principal Amount

     June 30, 2002                                        $281,750
     September 30,2002                                    $281,750

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                                                                               4
     Installment Date                           Principal Amount

     December 31, 2002                              $281,750
     March 31, 2003                                 $281,750
     June 30, 2003                                  $281,750
     September 30, 2003                             $281,750
     December 31, 2003                              $281,750
     March 31, 2004                                 $281,750
     June 30, 2004                                  $281,750
     September 30, 2004                             $281,750
     December 31, 2004                              $281,750
     March 31, 2005                                 $281,750
     June 30, 2005                                  $281,750
     September 30, 2005                             $281,750
     December 31, 2005                              $281,750
     March 31, 2006                                 $281,750
     June 30, 2006                                  $281,750
     November 8, 2006                           $107,584,925

     SECTION 5. Amendment to Section 4.2(e). Section 4.2(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (e) Notwithstanding anything to the contrary in Section 4.2(d) or
     Section 4.8, with respect to 50% of the amount of any mandatory prepayment described in Section 4.2 that is allocated to Tranche C Term Loans (such amounts, the "Tranche C Prepayment Amount"), at any time when Tranche A Term Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of Tranche C Term Loans, as provided in paragraph
     (d) above, on the date specified in Section 4.2 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche C Term Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche C Term Lender a Prepayment Option Notice, which shall be in the form of Exhibit G, and shall include an offer by the Borrower to prepay on the date (each a "Mandatory Prepayment Date") that is 10 Business Days after the date of the Prepayment Option Notice, the Tranche C Term Loans of such Lender by an amount equal to the portion of the Tranche C Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche C Term Loans. On the Mandatory Prepayment Date, (i) the Borrower shall pay to the Tranche C Term Lenders the aggregate amount necessary to prepay that portion of the outstanding Tranche C Term Loans in respect of which such Tranche C Term Lenders have accepted prepayment as described above and (ii) the Borrower shall pay to the Tranche A Term Lenders an amount equal to the portion of the Tranche C Prepayment Amount not accepted by the Tranche C Term Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

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                                                                               5

     SECTION 6. Amendments to Section 4.8. (a) Section 4.8(a) of the Credit Agreement is hereby amended by replacing the phrase "Tranche B Term Percentages" therein with the phrase "Tranche C Term Percentages".

     (b) Section 4.8(b) of the Credit Agreement is hereby amended by replacing the phrase "Tranche B Term Loans" therein with the phrase "Tranche C Term Loans".

     SECTION 7. Amendment to Section 5.16. Section 5.16 of the Credit Agreement is hereby amended by adding immediately at the end thereof the sentence "The proceeds of the Tranche C Term Loans shall be used to prepay the Tranche B Term Loans outstanding on the Tranche C Closing Date."

     SECTION 8. Amendment to Section 8.9(a). Section 8.9(a) of the Credit Agreement is hereby amended by replacing clause (B) therein in its entirety, as follows:

          (B) the repurchase of up to $50,000,000 in aggregate principal amount of its 12.50% Senior Subordinated Notes due 2008; provided that before and after giving effect to such repurchase, no Default or Event of Default shall have occurred and be continuing

     SECTION 9. Amendments to Schedule 1.1A. Schedule 1.1A to the Credit Agreement is hereby supplemented to reflect the Tranche C Term Commitments of the Tranche C Term Lenders (as notified to each Tranche C Term Lender by the Lead Arranger).

     SECTION 10. Amendment to Exhibit G. Exhibit G to the Credit Agreement is hereby replaced in its entirety by Exhibit A hereto.

     SECTION 11. Consent. Notwithstanding the provisions of Section 4.8(b) of the Credit Agreement, the Lenders party hereto hereby agree that payments applied on the Tranche C Closing Date may be applied to prepay the Tranche B Term Loans without applying any such payments in respect of the Tranche A Term Loans.

     SECTION 12. Joinder. From and after the Second Amendment Effective Date, each Tranche C Term Lender executing and delivering this Amendment shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

     SECTION 13. Notice of Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the anticipated Second Amendment Effective Date (as defined below), in the case of Eurodollar Loans, provided that such notice shall contain an agreement satisfactory to the Administrative Agent that the Borrower agrees to indemnify and hold harmless each Lender from any loss or expense that such Lender may sustain or incur (but excluding any loss of anticipated profits) as a consequence of the Tranche C Closing Date not occurring, for any reason, on the anticipated Second Amendment Effective Date set forth in such notice and that such indemnification may include an amount calculated pursuant to the terms of
Section 4.11 of the Credit Agreement with respect to a failure to borrow and (b) one Business Day prior to the anticipated Second Amendment Effective Date

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                                                                               6

(as defined below), in the case of Base Rate Loans) requesting that the Tranche C Term Lenders make the requested Tranche C Term Loans on the Second Amendment Effective Date, and specifying the amount to be borrowed. The Tranche C Term Loans made on the Second Amendment Effective Date shall initially be Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche C Term Lender thereof. Not later than 12:00 Noon, New York City time, on the Second Amendment Effective Date, each Tranche C Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche C Term Loan or Tranche C Term Loans to be made by such Lender; provided, however, that, at the option of each Tranche C Term Lender that is a Tranche B Term Lender immediately prior to giving effect to this Amendment, all or a portion of the aggregate amount of Tranche B Term Loans of such Tranche C Term Lender may be deemed to satisfy the foregoing funding requirement. Subject to the immediately preceding sentence, the Administrative Agent shall use the amounts made available to the Administrative Agent by the Tranche C Term Lenders to repay the amounts due under the Tranche B Term Loans.

     SECTION 14. Conditions to Effectiveness. This Amendment shall become effective upon the date (the "Second Amendment Effective Date") on which the Administrative Agent shall have received:

          (a) this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower, (ii) the Required Lenders, (iii) Majority Facility Lenders in respect of the Tranche A Term Facility, (iv) Majority Facility Lenders in respect of the Tranche B Term Facility and (v) Majority Facility Lenders in respect of the Revolving Facility and (vi) each Tranche C Term Lender;

          (b) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Amendment Effective Date) of each of
     (i) Godfrey & Kahn, S.C., counsel for the Borrower (ii) special New York counsel to the Borrower and (iii) the general counsel of the Borrower, in the case of each such opinion required by this paragraph, covering such matters relating to the Loan Parties, the Loan Documents or this Amendment as the Administrative Agent shall reasonably request;

          (c) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Amendment, the Reaffirmation (as defined below) and the other transactions contemplated hereby (the "Transactions") and any other legal matters relating to the Loan Parties, the Loan Documents or the Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel;

          (d) a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in this Section 14;

          (e) satisfactory evidence that all fees and other amounts due and payable to any Agent on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

          (f) (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect, or continue the perfection of, the Liens intended to be created under the Guarantee and Collateral Agreement after giving effect to the Transactions, (ii) a completed Perfection Certificate in the form of Exhibit B hereto dated the Second Amendment Effective Date and signed by an executive officer or Responsible Officer of the Borrower and (iii) all documents and instruments necessary to create or perfect the Liens intended to be created under the Guarantee and Collateral Agreement after giving effect to the Transactions;

          (g) (i) amendments to each Mortgage executed in connection with the Original Credit Agreement and the Existing Credit Agreement providing that the Tranche C Term Loans (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property and (ii) policy or policies of title insurance or datedown endorsements to existing title insurance policies issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage, as amended by such amendment, as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Loan Documents, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request;

          (h) subject to Section 13 hereof, satisfactory evidence that the outstanding principal amount of, and all accrued and unpaid interest on, Tranche B Term Loans shall have been paid in full with the proceeds of the Tranche C Term Loans;

          (i) an amendment fee, for the account of the Lenders that have delivered an executed commitment letter to the Syndication Agent no later than 5:00 p.m. New York time, on May 30, 2002, in an amount equal to 0.10% of the aggregate amount (without duplication) of the Commitments in effect and Loans outstanding of such Lenders immediately prior to giving effect to this Amendment; and

          (j) a Reaffirmation Agreement, substantially in the form of Exhibit C hereto, duly executed and delivered by each party thereto.

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Tranche C Lenders to make Tranche C Term Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on June 6, 2002 (and, in the event such conditions are not so satisfied, the Tranche C Commitments shall terminate at such time).

     SECTION 15. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or




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                                                                               8

pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

     SECTION 16. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

     SECTION 17. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 18. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              APPLETON PAPERS INC.



                              By: /s/ Dane E. Allen
                                 Name:  Dane E. Allen
                                 Title: Assistant Secretary

                              PAPERWEIGHT DEVELOPMENT CORP.



                              By: /s/ Dane E. Allen
                                 Name:  Dane E. Allen
                                 Title: Assistant Secretary

                              Bear Stearns Corporate Lending, Inc.



                              By: /s/ Victor F. Bulzacchelli
                                 Name:  Victor F. Bulzacchelli
                                 Title: Authorized Agent

                              Toronto Dominion (Texas), Inc. as Administrative Agent



                              By: /s/ Jeffery R. Lents
                                 Name:  Jeffery R. Lents
                                 Title: Vice President

                                                                       EXHIBIT A

                                                                Exhibit G to the
                                                                Credit Agreement

                            Prepayment Option Notice

                                                                       EXHIBIT B

                         Form of Perfection Certificate

                                                                       EXHIBIT C

                              Form of Reaffirmation